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                                                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT
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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 2-89801, No. 33-28490, No. 33-33693, No. 33-60787, No. 33-65656, No. 333-48247,
No. 333-39811 and No. 333-58833 on Form S-8, and No. 333-07851 on Form S-3 of
Williams-Sonoma, Inc. of our reports dated March 24, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K/A Amendment No. 1 of Williams-Sonoma, Inc. for the fiscal year ended January 31, 1999.


/s/ Deloitte & Touche LLP


San Francisco, California
April 30, 1999